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                                                                   EXHIBIT 23.04

                               ENGINEER'S CONSENT

    As independent petroleum engineers, we hereby consent to the reference of our appraisal reports for Questar Exploration and Production Company as of years ended December 31, 1997, 1998, and 1999, incorporated herein by reference.

                                                      RYDER SCOTT COMPANY, L.P.

                                                      /s/ RYDER SCOTT COMPANY, L. P.
                                                      ------------------------------------------------
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Denver, Colorado
November 15, 2000